SCHEDULE 14A INFORMATION

Proxy Statement Pursuant To Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant    ☒

Filed by a Party other than the Registrant    ☐

Check the appropriate box:

☐	Preliminary Proxy Statement	☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to Section 240.14a-12

STATE STREET CORPORATION

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

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(4)	Date Filed:

***  Exercise Your Right to Vote  ***

Important Notice Regarding the Availability of Proxy Materials for the

Shareholder Meeting to Be Held on May 20, 2015.

STATE STREET CORPORATION	Meeting Information
Meeting Type: Annual Meeting
For holders as of: March 13, 2015
	Date: May 20, 2015	Time: 9:00 AM EDT
STATE STREET CORPORATION ONE LINCOLN STREET BOSTON, MA 02111	Location: Corporate Headquarters One Lincoln St., 36th Floor Boston, MA 02111

You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.
See the reverse side of this notice to obtain proxy materials and voting instructions.

— Before You Vote — How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

NOTICE AND PROXY STATEMENT        ANNUAL REPORT

How to View Online:

Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) BY INTERNET:	www.proxyvote.com
2) BY TELEPHONE:	1-800-579-1639
3) BY E-MAIL:*	sendmaterial@proxyvote.com

*  If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 6, 2015 to facilitate timely delivery.

— How To Vote — Please Choose One of the Following Voting Methods

Vote In Person: Many shareholder meetings have attendance requirements. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items

The Board of Directors recommends a vote FOR each director nominee in Item 1 and FOR Items 2 and 3.

Item 1. To elect 12 directors
Nominees for Director:

Item 2.   To approve an advisory proposal on executive compensation

Item 3.   To ratify the selection of Ernst & Young LLP as State Street’s independent registered public accounting firm for the year ending December 31, 2015

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof.

1a.	J. Almeida
1b.	K. Burnes
1c.	P. de Saint-Aignan
1d.	A. Fawcett
1e.	W. Freda
1f.	L. Hill
1g.	J. Hooley
1h.	R. Kaplan
1i.	R. Sergel
1j.	R. Skates
1k.	G. Summe
1l.	T. Wilson

STATE STREET CORPORATION ONE LINCOLN STREET BOSTON, MA 02111	VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting direction and for electronic delivery of information up until 11:59 p.m. Eastern Time on May 18, 2015. Have your Trustee Direction Form in hand when you access the website and follow the instructions to obtain your records and to create an electronic Trustee Direction Form.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting direction up until 11:59 p.m. Eastern Time on May 18, 2015. Have your Trustee Direction Form in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your Trustee Direction Form and return it in the postage- paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, direction forms, annual reports and related materials electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy and related materials electronically in future years.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M87303-P62027-Z65020	KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS TRUSTEE DIRECTION FORM IS VALID ONLY WHEN SIGNED AND DATED.

STATE STREET CORPORATION
The Board of Directors recommends a vote FOR each director nominee in Item 1 and FOR Items 2 and 3.
Vote On Directors
Item 1. To elect 12 directors		For	Against	Abstain
Nominees for Director:							For	Against	Abstain
1a. J. Almeida		☐	☐	☐	1j. R. Skates		☐	☐	☐
1b. K. Burnes		☐	☐	☐	1k. G. Summe		☐	☐	☐
1c. P. de Saint-Aignan		☐	☐	☐	1l. T. Wilson		☐	☐	☐
1d. A. Fawcett		☐	☐	☐	Vote on Proposals
1e. W. Freda		☐	☐	☐	Item 2.	To approve an advisory proposal on executive compensation.	☐	☐	☐
1f. L. Hill		☐	☐	☐
1g. J. Hooley		☐	☐	☐	Item 3.	To ratify the selection of Ernst & Young LLP as State Street’s independent registered public accounting firm for the year ending December 31, 2015.	☐	☐	☐
1h. R. Kaplan		☐	☐	☐
1i. R. Sergel		☐	☐	☐
The Trustee is authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof.

NOTE: Participant - Please sign exactly as your name appears hereon.

Signature [PLEASE SIGN WITHIN BOX]	Date				Signature (Joint Owners)	Date

Dear Salary Savings Program Participant:

The Annual Meeting of Shareholders of State Street Corporation will be held on May 20, 2015 at 9:00 a.m. Eastern Time. Accompanying this direction form are the 2014 annual report, notice of 2015 meeting of shareholders and the proxy statement containing information about the proposals to be voted on by shareholders at the meeting.

A participant in the State Street Salary Savings Program, or SSP, with company stock in the SSP is considered a named fiduciary and may direct the trustee how to vote that participant’s allocated share of State Street Corporation common stock held in the SSP. If the trustee does not timely receive direction from a participant as to how to vote the participant’s allocated share, as set forth on the reverse side of this form, the trustee will vote the participant’s allocated share on the same proportional basis as the shares that are directed by other participants. If a matter arises at the meeting, or such other time as affords no practical means for securing participant direction, the trustee will follow the direction of State Street, unless the trustee determines that doing so would result in a breach of the trustee’s fiduciary duty.

You must direct the trustee in advance of the meeting so that the trustee, the registered owner of all the shares held in the SSP, can vote in a timely way. Please provide your direction on the Internet, by telephone or by mail by following the instructions on the reverse side of this direction form. The trustee must receive your direction no later than 11:59 p.m. Eastern Time on May 18, 2015 for your direction to be counted. Your direction will be held in confidence by the trustee. You may not provide this direction at the annual meeting. You may change your direction to the trustee by submitting a new direction. The last direction the trustee receives by 11:59 p.m. Eastern Time on May 18, 2015 will be the only one counted. If your direction by mail is received on the same day as one received electronically, the electronic direction will be followed.

Participants are strongly encouraged to direct the trustee how to vote their allocated share. If you have any questions, please call the GHR Service Center at +1-855-447-7007, or internally at ext. 77007, or e-mail to “GHRSERVICECTR@STATESTREET.COM.”

Thank you for voting.

State Street Bank and Trust Company, Trustee

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

M87304-P62027-Z65020

STATE STREET CORPORATION Annual Meeting of Shareholders - May 20, 2015
DIRECTION TO THE TRUSTEE

As a participant in the State Street Salary Savings Program, I hereby direct State Street Bank and Trust Company, as trustee, to vote at the Annual Meeting of Shareholders to be held on May 20, 2015 at 9:00 a.m. Eastern Time, or at any adjournment thereof, the allocated share of State Street Corporation common stock held in the Salary Savings Program that I am entitled under that Program to direct, as indicated on the reverse side of this form.

Each of the matters to come before the meeting is described in the notice of, and proxy statement for, the meeting, receipt of which is hereby acknowledged. If a matter arises at the meeting, or such other time which affords no practical means for securing participant direction, the trustee will follow the recommendation of State Street’s Board of Directors, unless the trustee determines that doing so would result in a breach of the trustee’s fiduciary duty. The Board of Directors recommends a vote FOR the election of each of the twelve director nominees and FOR Items 2 and 3. The shares represented by this form will be voted in accordance with the specifications made in this direction. To direct the trustee in accordance with the recommendations of the Board of Directors, just sign and date on the reverse side of this form; no boxes need to be checked. If no direction is given to the trustee with respect to the shares represented by this direction (by this Direction Form, the Internet or Telephone), the trustee will vote the participant’s allocated share of State Street Corporation common stock held in the Salary Savings Program on the same proportional basis as the shares that are directed by other participants.

You do not have to use this form if you have used the Internet or telephone to direct the trustee, unless you want to change your direction. To use this form, please check the appropriate boxes (or, to follow the recommendations of the Board of Directors, you may leave the boxes unchecked), sign, date and return this form promptly, using the enclosed postage-paid envelope.